Bridges Capital Tactical ETF
Schedule of Investments
June 30, 2023 (Unaudited)

Shares		Value
COMMON STOCKS - 10.8%
Broadline Retail - 1.0%
1,146	Amazon.com, Inc. (a)	$149,393

Integrated Oil & Gas - 2.0%
2,656	Exxon Mobil Corp.	284,856

Interactive Media & Services - 1.5%
1,155	Alphabet, Inc. - Class C (a)	139,720
260	Meta Platforms, Inc. - Class A (a)	74,615
		214,335
Semiconductors - 1.1%
363	NVIDIA Corp.	153,556

Soft Drinks & Non-alcoholic Beverages - 2.0%
1,543	PepsiCo, Inc.	285,794

Systems Software - 1.0%
431	Microsoft Corp.	146,773

Technology Hardware, Storage & Peripherals - 2.2%
1,624	Apple, Inc.	315,007
	TOTAL COMMON STOCKS (Cost $1,442,015)	1,549,714

INVESTMENT COMPANIES - 4.5%
6,280	Alpha Architect 1-3 Month Box ETF (a)(b)	642,852
	TOTAL INVESTMENT COMPANIES (Cost $641,321)	642,852

MONEY MARKET FUNDS - 84.7%
12,147,756	First American Government Obligations Fund - Class X, 5.01% (c)	12,147,756
	TOTAL MONEY MARKET FUNDS (Cost $12,147,756)	12,147,756

	TOTAL INVESTMENTS (Cost $14,231,092) - 100.0%	14,340,322
	Other Liabilities in Excess of Assets - (0.0%)	(754)
	TOTAL NET ASSETS - 100.0%	$14,339,568

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Affiliated Fund.

(c)	Rate shown is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

BRIDGES CAPITAL TACTICAL ETF

SIGNIFICANT ACCOUNTING POLICIES

Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Securities for which quotations are not readily available are valued by a committee established by the Trust’s Board of Trustees (the “Board”) in accordance with procedures established by the Board. This “fair valuation” process is designed to value the subject security at the price the Trust would reasonably expect to receive upon its current sale. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of “fair value” pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2023, the Fund did not hold any securities valued by an investment committee.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

BRIDGES CAPITAL TACTICAL ETF

The following is a summary of the fair value classification of the Fund’s investments as of June 30, 2023:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Bridges Capital Tactical ETF
Assets*
Common Stocks	$1,549,714	$-	$-	$1,549,714
Investment Companies	642,852	-	-	642,852
Money Market Funds	12,147,756	-	-	12,147,756
Total Investments in Securities	$14,340,322	$-	$-	$14,340,322

*	For further detail on each asset class, see the Schedule of Investments

During the fiscal period ended June 30, 2023, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

BRIDGES CAPITAL TACTICAL ETF

TRANSACTIONS WITH AFFILIATES:

The Bridges Capital Tactical ETF transactions with affiliates represent holdings for which it and the underlying exchange-traded fund have the same investment adviser. The Bridges Capital Tactical ETF had the following transactions with such affiliated Alpha Architect ETFs (i.e., the Alpha Architect 1-3 Box ETF) during the fiscal period ended June 30, 2023:

Bridges Capital Tactical ETF
Alpha Architect 1-3 Month Box ETF
Value, Beginning of Period	$-
Purchases	641,321
Proceeds from Sales	-
Net Realized Gains (Losses)	-
Return of Capital	-
Change in Unrealized Appreciation (Depreciation)	1,531
Transfers In/(Out) of Level 3	-
Value, End of Period	$642,852

4